COLUMBIA ACORN TRUST
                     COLUMBIA ACORN SELECT - CLASS Z SHARES

                        Supplement dated July 28, 2005 to
                          Prospectus dated May 1, 2005

     Effective August 5, 2005, the investment minimum applicable to certain eligible investors for initial investments (by purchase, exchange or certain transfers) of Class Z shares of Columbia Acorn Select will be $50,000. The investment minimum for subsequent investments will remain at $50.

     Effective August 5, 2005, the section "Eligible Investors" on pages 8 and 9 of the prospectus is deleted in its entirety and replaced by the following:

ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Class Z shares of the Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

Important Things to Consider When Deciding on a Class Of Shares:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in the Fund with different pricing options. This allows you and your financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

o    Any trustee (or family member of a trustee) of Columbia Acorn Trust;

o Any employee (or family member of an employee) of Columbia Wanger Asset Management, L.P.; and

o Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

o Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent.


                                                            SUP-47/89132-0705

$50,000 MINIMUM INITIAL INVESTMENT (BY PURCHASE, EXCHANGE OR TRANSFER)

o Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

o Any trustee or director (or family member of a trustee or director) of any fund other than the Columbia Acorn Funds distributed by Columbia Funds Distributor, Inc.;

o Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary (other than Columbia Wanger Asset Management L.P.);

o Any investor participating in an account offered by an intermediary or other entity that provides services to that account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $50,000 minimum investment requirement);

o Any client of Bank of America Corporation or a subsidiary purchasing through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

o Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover; or

o Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. For accounts opened prior to August 5, 2005, no minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.

                              COLUMBIA ACORN TRUST
                 COLUMBIA ACORN SELECT-- CLASS A, B AND C SHARES

                         Supplement dated July 28, 2005
                       to Prospectus dated May 1, 2005

     Effective August 5, 2005, the investment minimum for an initial investment (by purchase, exchange or certain transfers) of Class A, B or C shares of Columbia Acorn Select will be $50,000. The investment minimum for subsequent investments will remain at $50.

In addition, effective August 5, 2005:

o the table entitled "Class A Sales Charges" on page 10 of the Fund's prospectus will be deleted and replaced in its entirety as follows:

Class A Sales Charges


                                                                                                                % of offering
                                                           As a % of the             As a %                         price
                                                          public offering            of your                     retained by
Amount of purchase*                                            price               investment              financial advisor firm

Less than $50,000**                                            5.75                   6.10                          5.00
---------------------------------------------------------------------------------------------------------------------------------

$50,000 to less than $100,000                                  4.50                   4.71                          3.75
---------------------------------------------------------------------------------------------------------------------------------

$100,000 to less than $250,000                                 3.50                   3.63                          2.75
---------------------------------------------------------------------------------------------------------------------------------

$250,000 to less than $500,000                                 2.50                   2.56                          2.00
---------------------------------------------------------------------------------------------------------------------------------

$500,000 or more                                               2.00                   2.04                          1.75
---------------------------------------------------------------------------------------------------------------------------------

* Mutual fund wrap programs and group retirement plans that invest $50,000 or more in Class A shares of the Fund will not be subject to a sales charge. Discretionary wrap programs that invest directly with the Fund, trade on an omnibus basis and were invested in the Fund prior to August 5, 2005 will be subject to the $50,000 investment minimum effective August 5, 2005.

**   Only applicable to accounts opened prior to August 5, 2005.

o The two paragraphs following the table entitled "Class A Sales Charges" relating to the payment of a 1.00% CDSC for certain sales within 18 months of purchase are deleted in their entirety.


                                                            SUP-47/89129-0705